EXHIBIT 99.1

                                 [netGuru logo]

                      NETGURU ANNOUNCES FOURTH QUARTER AND
                             FISCAL YEAR-END RESULTS

________________________________________________________________________________
YORBA LINDA, CA - JUNE 10, 2003 - netGuru, Inc. (Nasdaq NMS: NGRU), an integrated information technology and services company, today reported financial results for its fourth quarter and fiscal year ended March 31, 2003.

Net revenues for the quarter ended March 31, 2003 were $4.8 million, a decrease of $1.0 million from $5.8 million in the comparable quarter of the prior year. Net revenues for the 12-months ended March 31, 2003 (fiscal 2003) were $20.0 million, a decrease of $4.3 million from $24.3 million in the prior year (fiscal
2002).

The decrease in net revenues was primarily due to the decline in the IT services segment during the year. Net revenues from the IT services segment for the quarter and 12-months ended March 31, 2003 declined $0.6 million and $4.3 million, respectively, as compared to the same periods in the prior year.

Selling, general and administrative expenses for the quarter ended March 31, 2003 were $3.3 million, a decrease of $0.7 million from $4.0 million in the comparable quarter of the prior year. Selling, general and administrative expenses for fiscal 2003 were $11.4 million, a decrease of $1.6 million from $13.0 million in the prior year.

Research and development expenses remained flat for the quarter ended March 31, 2003 compared to the same period in the prior year at $0.4 million. Research and development expenses for fiscal 2003 were $1.9 million, an increase of $0.1million from $1.8 million in the prior year.

For the quarter ended March 31, 2003, netGuru reported a net loss of $1.5 million, or $0.09 per diluted share, compared with a net loss of $4.8 million, or $0.28 per diluted share for the same period in the prior year. For fiscal 2003, netGuru reported a net loss of $10.5 million or $0.61 per diluted share compared with a net loss of $8.9 million, or $0.53 per diluted share during fiscal 2002.

Of the net loss of $10.5 million in fiscal 2003, $5.8 million consisted of the write-off of goodwill as a result of netGuru's adoption of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS.

"Although the tough economic environment of fiscal 2003 resulted in reduced revenues, we continue to extract efficiencies from our operations as seen in the decrease in operating expenses during the fourth quarter as well as during the full year," said Amrit Das, netGuru's Chairman and CEO. "We are optimistic about the future and continue to invest in research and development, the rewards of which are evident in our new alliances announced last month with Oracle India and Fuji Xerox Singapore."

ABOUT NETGURU

netGuru is an integrated information technology and services company. netGuru's solutions consist of the following:

o Enterprise engineering and collaborative software solutions to businesses worldwide;
o     IT services; and
o     Web-based telecommunication and travel services

netGuru has offices in the United States, India, the United Kingdom, France, Germany and Singapore and distributors in 40 countries. netGuru currently licenses its software products to more than 19,000 businesses, with 47,000 installations and 160,000 users in over 85 countries.



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netGuru, Inc.
Page 2

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

With the exception of historical information, the matters discussed in this press release including, in particular, the Company's ability to continue to hold down its operating costs, its ability to continue to invest in research and development, and the Company's ability to successfully collaborate with companies to globally market its eReview and related products and derive financial benefits from such collaboration, are forward looking statements that involve a number of risks and uncertainties. The actual future results of the Company could differ from those statements. Factors that could cause or contribute to such differences include, but are not limited to, its ability to continue revenue growth and technological innovation, worldwide economic conditions, changes in governmental regulations and policies, the emergence of competitive products and services, unforeseen technical issues and those factors contained in the "Risk Factors" section of the Company's Form 10-KSB for the fiscal year ended March 31, 2002, as amended.

FOR FURTHER INFORMATION PLEASE CONTACT:

Jyoti Chatterjee                                  Bruce Nelson
President and COO                                 Chief Financial Officer
jyoti@netguru.com                                 bruce@netguru.com
(714) 974-2500 x 214                              (714) 974-2500 x 215

                      [FINANCIAL TABLES ON FOLLOWING PAGES]



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netGuru, Inc.
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                                      NETGURU, INC. AND SUBSIDIARIES
                                   CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands, except share and per share amounts)

                                                                                MARCH 31,      MARCH 31,
                                                                                  2003           2002
                                                                               ------------   ------------
ASSETS
Current assets:
    Cash and cash equivalents                                                  $     2,861    $     3,466
    Accounts receivable (net of allowance for doubtful accounts of $735 and
      $981, as of March 31, 2003 and March 31, 2002, respectively)                   2,889          3,325
    Income tax receivable                                                               --            305
    Notes and related party loans receivable                                            88            269
    Prepaid expenses and other current assets                                        1,528          1,543
                                                                               ------------   ------------

           Total current assets                                                      7,366          8,908

Property, plant and equipment, net                                                   3,113          4,169
Goodwill (net of accumulated amortization of $4,438 as of March 31, 2003 and
    March 31, 2002)                                                                  3,281          9,105
Other assets                                                                           553            884
                                                                               ------------   ------------
                                                                               $    14,313    $    23,066
                                                                               ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term bank debt                                     $     1,340    $       259
    Current portion of capital lease obligations                                       412            417
    Accounts payable                                                                   802          1,012
    Accrued expenses                                                                 1,129          1,082
    Income taxes payable                                                                79            196
    Deferred revenues                                                                2,094          1,760
    Deferred income taxes                                                               --             60
    Other liabilities                                                                  234            199
      Accrued restructuring costs                                                      199            157
                                                                               ------------   ------------

           Total current liabilities                                                 6,289          5,142

Long-term bank debt, net of current portion                                          1,270            567
Capital lease obligations, net of current portion                                      627          1,027
Deferred income taxes, non-current                                                      --            112
Deferred gain on sale-leaseback                                                        817            887
                                                                               ------------   ------------

           Total liabilities                                                         9,003          7,735
                                                                               ------------   ------------

Stockholders' equity:
    Preferred stock, par value $.01 (Authorized 5,000,000 shares; no shares
      issued and outstanding)                                                           --             --
    Common stock, par value $.01; authorized 150,000,000 shares; issued and outstanding 17,325,150 and 17,265,850 shares (net of 10,965 treasury
      shares) as of March 31, 2003 and March 31, 2002, respectively                    173            173
    Additional paid-in capital                                                      33,322         33,057
    Accumulated deficit                                                            (27,334)       (16,805)
    Accumulated other comprehensive loss:
       Cumulative foreign currency translation adjustments                            (851)        (1,094)
                                                                               ------------   ------------

           Total stockholders' equity                                                5,310         15,331
                                                                               ------------   ------------
                                                                               $    14,313    $    23,066
                                                                               ============   ============
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netGuru, Inc.
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                                       NETGURU, INC. AND SUBSIDIARIES
                               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (In thousands, except share and per share amounts)

                                                THREE MONTHS    THREE MONTHS   TWELVE MONTHS   TWELVE MONTHS
                                                   ENDED           ENDED           ENDED           ENDED
                                              MARCH 31, 2003  MARCH 31, 2002  MARCH 31, 2003  MARCH 31, 2002
                                               -------------   -------------   -------------   -------------
Net revenues:
    Engineering and collaborative software
      solutions                                $      2,750    $      2,909    $      9,450    $      9,932
    IT services                                       1,367           1,921           5,586           9,869
    Web-based telecommunication and travel
      services                                          656             990           4,997           4,483
                                               -------------   -------------   -------------   -------------
           Total net revenues                         4,773           5,820          20,033          24,284

Cost of revenues:
    Engineering and collaborative software
      solutions                                         310             285           1,124           1,128
    IT services                                       1,050           1,524           4,214           7,484
    Web-based telecommunication and travel
      services                                          636             922           4,510           4,210
                                               -------------   -------------   -------------   -------------
           Total cost of revenues                     1,996           2,731           9,848          12,822
                                               -------------   -------------   -------------   -------------
           Gross profit                               2,777           3,089          10,185          11,462
                                               -------------   -------------   -------------   -------------
Operating expenses:
    Selling, general and administrative               3,300           4,008          11,385          13,001
    Research and development                            442             363           1,935           1,824
    Amortization of goodwill                             --             387              --           1,290
    Depreciation and other amortization                 281             408           1,097           1,243
      Impairment charge                                 192           1,651             259           1,651
      Restructuring                                      --              25             194              25
                                               -------------   -------------   -------------   -------------
           Total operating expenses                   4,215           6,842          14,870          19,034
                                               -------------   -------------   -------------   -------------
           Operating loss                            (1,438)         (3,753)         (4,685)         (7,572)
                                               -------------   -------------   -------------   -------------
Other expense (income):
    Interest, net                                        86              53             267             160
    Other                                               (42)             21             (43)             20
                                               -------------   -------------   -------------   -------------
           Total other expense                           44              74             224             180
                                               -------------   -------------   -------------   -------------
Loss before income taxes and cumulative
    effect of change in accounting principle         (1,482)         (3,827)         (4,909)         (7,752)
Income tax (benefit) expense                             51           1,019            (204)          1,192
                                               -------------   -------------   -------------   -------------

Loss before cumulative effect of change in
       accounting principle                    $     (1,533)   $     (4,846)   $     (4,705)   $     (8,944)

Cumulative effect of change in accounting
    principle                                            --              --          (5,824)             --
                                               -------------   -------------   -------------   -------------

                       Net loss                      (1,533)         (4,846)        (10,529)         (8,944)
                                               =============   =============   =============   =============
BASIC EARNINGS PER SHARE:
 Loss per share before cumulative effect of
    change in accounting principle             $      (0.09)   $      (0.28)   $      (0.27)    $     (0.53)
 Cumulative per share effect of change in
    accounting principle                                 --              --           (0.34)             --
                                               -------------   -------------   -------------   -------------
Net loss per share                             $      (0.09)   $      (0.28)   $      (0.61)   $      (0.53)
                                               =============   =============   =============   =============
DILUTED EARNINGS PER SHARE:
 Loss per share before cumulative effect of
    change in accounting principle             $      (0.09)   $      (0.28)   $      (0.27)   $      (0.53)
 Cumulative per share effect of change in
    accounting principle                                 --              --           (0.34)             --
                                               -------------   -------------   -------------   -------------
Net loss per share                             $      (0.09)   $      (0.28)   $      (0.61)   $      (0.53)
                                               =============   =============   =============   =============

Common shares used in computing net loss per
  common share:
         Basic                                   17,325,150      17,219,128      17,309,704      16,982,496
                                               =============   =============   =============   =============
         Diluted                                 17,325,150      17,219,128      17,309,704      16,982,496
                                               =============   =============   =============   =============

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